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                                                                    EXHIBIT 99.2
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                       CERTIFICATION OF PRINCIPAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with accompanying Annual Report on Form 10-K of Allen Telecom Inc. for the year ended December 31, 2002, I, Robert A. Youdelman, Executive Vice President and Chief Financial Officer of Allen Telecom Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that: (1) such Annual Report on Form 10-K of Allen Telecom Inc. for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and (2) the information contained in such Annual Report on Form 10-K of Allen Telecom Inc. for the year ended
December 31, 2002, fairly presents, in all material respects, the financial conditions and results of operations of Allen Telecom Inc.


Date:  March 20, 2003              By:  /s/ Robert A. Youdelman
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                                                Robert A. Youdelman
                                              Executive Vice President
                                             (Chief Financial Officer)